Exhibit 99.1

Clearday Retains ClearThink Capital to Explore Unlocking Value with SPACs

San Antonio, Texas January 26, 2023, (GlobeNewswire) - Clearday, Inc. (OTCQX: CLRD), the “Company” or “Clearday” or “we”, retained ClearThink Capital LLC, a boutique investment and transactional advisory firm, to support Clearday’s strategy to explore transactions to unlock the value of its innovative care businesses through a deSPAC transaction.

ClearThink has a team of seasoned finance, investment banking, law, marketing, technology, medical, life science, and operations professionals with extensive experience in structuring and executing, and advising with respect to a range of transactions, including providing guidance to companies engaged in transactions with Special Purpose Acquisition Corporations (SPACs) – a deSPAC, which is one of transaction structures that Clearday believes would unlock the value of its innovative care businesses such as robotic service and digital services.

ClearThink’s services will complement the services provided by Clearday’s primary investment bank advisor, DelMorgan & Co., which will continue to work with Clearday to help raise capital for our businesses, including our innovative care solutions and real estate opportunities.

Clearday operates a platform of Senior Care products and services, including traditional residential care and Adult Daily Care Services, and has developed a groundbreaking digital care platform, Clearday at Home. Clearday at Home is a stand-alone service providing support for patients and caregivers in a community environment, daily care and the at-home care market. It is also a key component in Clearday’s Companion Robotics platform that is designed to deliver best-in-class companion services, including fleet management that elevates non-acute care.

We believe we are at an important juncture as we have a number of growth alternatives available stemming from our industry experience and extensive domestic and global networks. James Walesa, Founder and CEO of Clearday, noted that “we believe that our innovative care businesses are significantly undervalued at our current common stock price and that ClearThink’s significant relationships and experience in SPAC transactions will greatly assist us, including completing the negotiation of a letter of intent for a deSPAC transaction that we are considering.” He added, “The Clearday team has worked diligently on behalf of our shareholders for years. Today, in early 2023, we are thrilled to work with our advisors to maximize our shareholder value as the economy and markets rebound from a challenging 2022.”

Next Phase of Growth

Clearday has made significant investment to provide services to support the growth of the “Aging in the Right Place” market.

The shift from the residential-care-only focused companies to those providing multiple points of care has increased, we believe, due in large part, to Covid changing consumer buying habits and worker availability. Clearday’s platforms provide best-in-class patient engagement and stimulation and help align behavior to provide a safe environment in Senior Care.

Clearday has built industry relationships with leading care providers in Texas, Florida, North Carolina and Pennsylvania spanning assisted living, skilled care and support to U.S. veterans.

Clearday will work with ClearThink and DelMorgan to assess a number of alternatives in connection with our plans to finance our business and developments and uplist to an exchange, including discussions with SPACs that may provide capital to finance our businesses. These business include working with the TRECS Institute. This highly regarded non-profit specializes in targeting Revolutionary Elder Care Solutions. Clearday and TRECS will work together to accelerate Clearday’s opportunities in the Skilled Nursing/Nursing Home sector across the United States.

About Clearday™

Clearday™ is an innovative non-acute longevity healthcare services company with a modern, hopeful vision for making high-quality care options more accessible, affordable, and empowering for older Americans and those who love and care for them. Clearday has a decade-long experience in non-acute care through its subsidiary Memory Care America, which operates highly rated residential memory care communities in four U.S. states. Clearday at Home – its digital service – brings Clearday to the intersection of telehealth, Software-as-a-Service (SaaS), and subscription-based content. Learn more about Clearday at www.myclearday.com.

About The TRECS Institute

The mission of “The TRECS Institute” is to identify, research, test and promote opportunities that improve the quality of care provided to senior citizens and others in need of long-term care support, in the most cost-effective manner possible, regardless of care setting. In recognizing that the quality of care provided to the elderly is so closely tied to the commitment and training of the individual worker, TRECS will place recruitment, training and retention of staff at all organizational levels a top priority. Having recognized the positive impact technology can have, not only in improving the quality of care but also in controlling costs, another focus of the TRECS Institute will be to find technology that can be integrated into the industry to achieve our goals. Finally, once improvements have been identified, the TRECS Institute is committed to making those findings available to facilities across the nation, maximizing the impact of these positive and successful initiatives in better caring for our nation’s senior citizens.

Learn more about TRECS at http://thetrecsinstitute.org.

About ClearThink

ClearThink Capital LLC is a boutique transactional and strategic advisory firm. ClearThink features a team of seasoned finance, investment banking, law, marketing, technology, medical, life science, and operations professionals with extensive experience in structuring, executing and advising with respect to growth capital, commercial credit, M&A Advisory & Finance, complex corporate transactions, including mergers and acquisitions, strategic relationships and joint ventures, and Special Purpose Acquisition Corporations (SPACs).

Learn more about ClearThink at www.clearthink.capital.

About DelMorgan & Co.

Headquartered in Santa Monica, California, DelMorgan & Co. (www.delmorganco.com) is an internationally recognized investment bank and financial advisor. With over three decades of experience and over $300 billion in successfully completed transactions, the professionals at DelMorgan & Co. provide world-class financial advice and assistance to companies, institutions, governments and individuals around the world.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory,” “focus,” “work to,” “attempt,” “pursue,” or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances and are not guarantees of future performance. Actual results may differ materially from those indicated by forward-looking statements as a result of various factors, risks and uncertainties. These forward-looking statements should not be relied upon as representing Clearday’s views as of any date subsequent to the date hereof. This release includes information from third sources from published reports providing such information and we have assumed the accuracy of such reports without independent investigation or inquiry. This communication is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company.